Orbital receivables	12 Months Ended
Dec. 31, 2017
Orbital receivables
Orbital receivables

14.          Orbital receivables:

Orbital receivables relate to performance incentives due under certain satellite construction contracts that are paid over the in-orbit life of the satellite. Orbital receivables are recognized as revenue on a percentage of completion basis during the construction period and are discounted to present value using discount rates ranging from 6% - 10% (2016 - 6% - 10%).  The expected timing of billing and collection of orbital receivables relating to launched and unlaunched satellites is shown in the following table:

	Carrying value
	Launched	Unlaunched	Total
2018	$30.0	$—	$30.0
2019	29.1	0.3	29.4
2020	35.7	1.7	37.4
2021	38.8	3.7	42.5
2022	41.8	5.9	47.7
Thereafter	219.2	48.0	267.2
Orbital receivables	394.6	59.6	454.2
Current portion (note 10)	(30.0)	—	(30.0)
December 31, 2017	$364.6	$59.6	$424.2
Orbital receivables	$367.9	$77.6	$445.5
Current portion (note 10)	(27.1)	—	(27.1)
December 31, 2016	$340.8	$77.6	$418.4

The expected timing of total contractual cash flows for all launched and unlaunched satellites including principal and interest payments is as follows:

Total
2018	$57.8
2019	60.2
2020	65.8
2021	66.6
2022	71.3
Thereafter	466.7
$788.4

During the year ended December 31, 2016, the Company signed a $400.0 million revolving securitization facility agreement with an international financial institution. Under the terms of the agreement, the Company may offer to sell eligible orbital receivables from time to time with terms of seven years or less of cash flows discounted to face value using prevailing market rates.

On September 30, 2016, as an initial drawdown under the facility, the Company sold orbital receivables with book value of $61.5 million for net proceeds of $69.2 million consisting of gross proceeds of $72.3 million less setup and transaction fees of $3.1 million. On December 15, 2016, the Company made a second drawdown under the facility and sold orbital receivables with book value of $50.6 million for net proceeds of $53.9 million consisting of gross proceeds of $54.6 million less transaction fees of $0.6 million. The orbital receivables that were securitized remain recognized on the balance sheet as the Company continues to service the orbital receivables and management has concluded, on the balance of facts and circumstances of the arrangement, that the Company has retained substantially all of the risks and rewards of ownership. The net proceeds received were initially recognized as a securitization liability on the balance sheet and are being subsequently measured at amortized cost using the effective interest rate method. As at December 31, 2017, the unamortized balance is $106.3 million. The securitized orbital receivables and securitization liability will be drawn down as payments are received from the customers and passed on to the international financial institution (note 23(d)). The Company continues to recognize orbital income on the orbital receivables that are subject to the securitization transactions.